                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                Perrigo Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 [PERRIGO LOGO]

                                PERRIGO COMPANY

                               515 EASTERN AVENUE
                            ALLEGAN, MICHIGAN 49010
                           TELEPHONE: (269) 673-8451

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                           FRIDAY, NOVEMBER 10, 2006
                            10:00 A.M. EASTERN TIME

                            PERRIGO CORPORATE OFFICE
                               515 EASTERN AVENUE
                            ALLEGAN, MICHIGAN 49010

The purpose of our 2006 Annual Meeting is to elect three directors for a three-year term beginning at the Annual Meeting and to consider and act upon other business that may properly come before the meeting. The Board of Directors recommends that you vote FOR each of the director nominees.

You can vote at the Annual Meeting in person or by proxy if you were a shareholder of record on September 15, 2006.

It is important that your shares are represented at the Annual Meeting regardless of whether you plan to attend. To be certain that your shares are represented, you should promptly sign, date and return the enclosed proxy card or proxy voting instruction form or vote by telephone or Internet following the instructions on the proxy card. Please vote as soon as possible. You may revoke your proxy at any time prior to the Annual Meeting.

Our 2006 Annual Report to Shareholders is enclosed.

                                          Sincerely,

                                          Todd W. Kingma
                                          Secretary

October 5, 2006

                                PERRIGO COMPANY

             ------------------------------------------------------

                                PROXY STATEMENT
             ------------------------------------------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Questions and Answers.......................................       1
Proposal Requiring Your Vote--Election of Directors.........       5
Corporate Governance........................................       7
Board and Committee Membership..............................      11
Director Compensation.......................................      12
Certain Transactions........................................      13
Ownership of Perrigo Common Stock...........................      14
Section 16(a) Beneficial Ownership Reporting Compliance.....      16
Compensation Committee Report...............................      17
Executive Compensation......................................      21
Equity Compensation Plan Information........................      28
Company Performance.........................................      29
Report of the Audit Committee...............................      30
Independent Accountants.....................................      31
Annual Report on Form 10-K..................................      31
Appendix A--Audit Committee Charter.........................     A-1

The Proxy Statement, form of proxy and voting instructions are being mailed to shareholders starting on or about October 5, 2006.

                             QUESTIONS AND ANSWERS

Shareholders of publicly held companies often ask the following questions. We trust that the answers will assist you in casting your vote.

1. WHY DID I RECEIVE THESE PROXY MATERIALS?

We are providing these proxy materials in connection with the solicitation by Perrigo Company's Board of Directors of proxies to be voted at our 2006 Annual Meeting of Shareholders and at any adjournment or postponement.

2. WHAT AM I VOTING ON?

We are soliciting your vote on the election of three directors for a three-year term beginning at the Annual Meeting.

3. WHO MAY VOTE?

Holders of Perrigo common stock at the close of business on September 15, 2006, the record date, may vote their shares at the Annual Meeting. On that date, there were 92,544,123 shares of Perrigo common stock outstanding.

4. HOW MANY VOTES DO I HAVE?

Each share of Perrigo common stock that you own entitles you to one vote.

5. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with Perrigo's Transfer Agent, National City Bank, you are considered, with respect to those shares, the "shareholder of record." If your shares are held in a stock brokerage account or by a bank or other holder of record for your benefit, you are considered the "beneficial owner" of shares held in street name. The broker, bank or other holder of record is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the proxy card or proxy voting instruction form included with this proxy statement or by following the instructions for voting by telephone or on the Internet.

6. HOW DO I VOTE?

If you own shares that are traded through NASDAQ, you may generally vote your shares in any of the following four ways:

1. By mail:               complete, sign and date the proxy card or voting
                          instruction form and return it in the enclosed envelope.
2. By telephone:          call the toll-free number on the proxy card, enter the
                          control number on the proxy card and follow the recorded
                          instructions.
3. By Internet:           go to the website listed on the proxy card, enter the
                          control number on the proxy card and follow the
                          instructions provided.
4. In person:             attend the Annual Meeting, where ballots will be provided.

You may also vote by telephone or over the Internet if you hold your shares through a bank or broker that offers either of those options. If you choose to vote in person at the Annual Meeting and your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on September 15, 2006, the record date for voting.

If you own shares that are traded through the Tel-Aviv Stock Exchange (the "TASE"), you may only vote your shares in one of the following two ways:

1. By mail:               complete,  sign  and   date  the  proxy   card  or   voting
                          instruction  form and attach to it an ownership certificate from the Tel Aviv Stock  Exchange Clearing House Ltd.  (the
                          "TASE's  Clearing House") member  through which your shares are registered (i.e., your  broker, bank or other  nominee)
                          indicating that you were the beneficial owner of the shares on  September  15, 2006,  the record  date for  voting, and return the  proxy card  or voting  instruction form,  along with  the ownership certificate,  to our designated address for that  purpose  in Israel,  P.O.  Box 20021,  Tel  Aviv,
                          Israel 61200. If the TASE member holding your shares is not a TASE's Clearing House member, please make sure to include an  ownership  certificate from  the TASE's  Clearing House member in which name your shares are registered.
2. In person:             attend the Annual Meeting, where ballots will be  provided.
                          If  you choose to vote in person at the Annual Meeting, you need to  bring an  ownership  certificate from  the  TASE's
                          Clearing   House  member  through  which  your  shares  are
                          registered (i.e.,  your  broker,  bank  or  other  nominee)
                          indicating that you were the beneficial owner of the shares on  September 15, 2006, the record  date for voting. If the
                          TASE member holding  your shares is  not a TASE's  Clearing
                          House  member,  please make  sure  to include  an ownership certificate from the TASE's Clearing House member in  which name your shares are registered.

7. HOW DOES DISCRETIONARY VOTING AUTHORITY APPLY?

If you sign, date and return your proxy card or vote by telephone or Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Judy L. Brown and Todd W. Kingma to vote on the items discussed in these proxy materials and on any other matter that is properly raised at the Annual Meeting. In that event, your proxy will be voted FOR the election of each director nominee, and FOR or AGAINST any other properly raised matters at the discretion of Judy Brown and Todd Kingma.

8. WHAT CAN I DO IF I CHANGE MY MIND AFTER I VOTE MY SHARES?

If your shares are traded through the NASDAQ, you may revoke your proxy at any time before it is exercised in one of four ways:

         1. notify our Secretary in writing before the Annual Meeting that you are revoking your proxy (your notice should be sent to our address on the cover of this proxy statement);

         2. submit another proxy with a later date;

         3. vote by telephone or Internet after you have given your proxy; or

         4. vote in person at the Annual Meeting.

If your shares are traded through the TASE, you may only revoke your proxy by using one of the following three methods:

         1. notify our Secretary in writing before the Annual Meeting that you are revoking your vote (your notice should be sent to our designated address for that purpose in Israel, P.O. Box 20021, Tel Aviv, Israel 61200);

         2. submit another proxy with a later date; or

         3. vote in person at the Annual Meeting.

9. WHAT VOTE IS REQUIRED TO ELECT THE DIRECTOR NOMINEES?

A plurality of the votes cast will elect directors. This means that the three nominees who receive the highest number of votes will be elected. If you do not want to vote your shares for a particular nominee, you may indicate that by following the instructions on the proxy card, by withholding authority as prompted during telephone or Internet voting or when you vote in person at the meeting. Abstentions and broker non-votes will have no effect on the election of the directors.

10. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

Your shares are likely registered differently or are in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted.

11. WHAT CONSTITUTES A QUORUM?

The presence, in person or by proxy, of the holders of a majority of Perrigo shares entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.

Abstentions and broker non-votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. A broker non-vote occurs when a broker submits a proxy that does not indicate a vote for a proposal because he or she does not have voting authority and has not received voting instructions from you.

12. HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR NEXT YEAR'S ANNUAL MEETING?

You must submit a proposal to be included in our proxy statement for the 2007 Annual Meeting no later than June 7, 2007. Your proposal must be in writing and must comply with the proxy rules of the Securities and Exchange Commission (the "SEC"). You may also submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2007 Annual Meeting. If you want to do this, we must receive your written proposal on or after August 13, 2007, but on or before September 1, 2007. If you submit your proposal after the deadline, then SEC rules permit the individuals named in the proxies solicited by Perrigo's Board of Directors for that meeting to exercise discretionary voting power as to that proposal, but they are not required to do so.

To properly bring a proposal before an annual meeting, our by-laws require that you include in your proposal (1) your name and address as they appear on our stock records, (2) a brief description of the business you want to bring before the meeting, (3) the reasons for conducting the business at the meeting, (4) any interest you have in the business you want to bring before the meeting, and (5) the number of shares of Perrigo common stock that you own beneficially and of record. You should send any proposal to our Secretary at the address on the cover of this proxy statement.

13. HOW DO I NOMINATE A DIRECTOR TO STAND FOR ELECTION AT NEXT YEAR'S ANNUAL MEETING?

If you wish to nominate an individual for election as a director at the 2007 Annual Meeting, we must receive your nomination on or after August 13, 2007, but on or before September 1, 2007. In addition, our by-laws require that, for each person you propose to nominate, you provide (1) your name and address as they appear on our stock records, (2) the number of shares of Perrigo common stock that you own beneficially and of record, (3) the nominee's written statement that he or she is willing to be named in the proxy statement as a nominee and to serve as a director if elected, and (4) any other information regarding the nominee that would be required by the SEC to be included in a proxy statement had Perrigo's Board of Directors nominated that individual. You should send your proposed nomination to our Secretary at the address on the cover of this proxy statement.

14. WHO PAYS TO PREPARE, MAIL AND SOLICIT THE PROXIES?

Perrigo will pay all of the costs of preparing and mailing the proxy statement and soliciting the proxies. We will ask brokers, dealers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials and our Annual Report to Shareholders to the beneficial owners of Perrigo common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

                          PROPOSAL REQUIRING YOUR VOTE

                             ELECTION OF DIRECTORS

Nine directors currently serve on our Board of Directors. The directors are divided into three classes. At this Annual Meeting, you will be asked to elect three directors. Each director will serve for a term of three years, until a qualified successor has been elected, or until his or her death, resignation, retirement or removal by the Shareholders for cause. The remaining six directors will continue to serve on the Board as described below.

The nominees for this year, Gary M. Cohen, David T. Gibbons and Ran Gottfried, are currently Perrigo directors. We will vote your shares as you specify on the enclosed proxy card or during telephone or Internet voting. If you do not specify how you want your shares voted, we will vote them FOR the election of the nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.

The directors have provided the information below about themselves.

NOMINEES FOR ELECTION AT THE 2006 ANNUAL MEETING
--------------------------------------------------------------------------------

GARY M. COHEN, 47, has been a director of Perrigo since January 2003. He has served as Executive Vice President of Becton, Dickinson and Company (BD), a provider of medical supplies, devices, laboratory equipment and diagnostic systems, since June 2006 and, prior to that, as President of BD Medical, one of three business segments of BD since May 1999. He also served as Executive Vice President of BD from July 1998 to May 1999. From October 1997 to June 1998, Mr. Cohen served as President BD Europe and Worldwide Sample Collection. He has been an executive officer of BD since October 1996. Mr. Cohen presently serves as a board director of the United States Fund for UNICEF, the CDC Foundation, and the Academic Alliance Foundation, and is a member of the Board of Trustees of Rutgers University and the Board of Advisors of the Rutgers Business School.

DAVID T. GIBBONS, 63, has been a director of Perrigo since June 2000. He has served as the President and Chief Executive Officer of Perrigo since May 2000 and as Chairman of the Board since August 2003. Effective October 9, 2006, Mr. Gibbons will become Executive Chairman of Perrigo until March 31, 2007, after which he will retire from his executive role but will remain Chairman of the Board. He served as President of Rubbermaid Europe from August 1997 to April 1999 and as President of Rubbermaid Home Products from December 1995 to August 1997. Prior to joining Rubbermaid, Mr. Gibbons served in a variety of general management, sales and marketing positions during his 27-year career with 3M Company. Mr. Gibbons is a director of Robbins & Myers, Inc., a supplier of application-critical equipment and systems to the global pharmaceutical, energy and industrial markets, and of Banta Corporation, a provider of printing and digital imaging solutions.

RAN GOTTFRIED, 62, has been a director of Perrigo since February 2006. He is a consultant and director of private and public companies in Israel in the areas of retailing and distribution, pharmaceuticals, and telecommunications. He is also Chairman of Magnolia Silver Jewelry, Ltd., a company engaged in retail sales of silver jewelry. Since 2004, Mr. Gottfried has served as an advisor to Careline-Neca, a consumer division of the Company's Perrigo Israel subsidiary. Mr. Gottfried was also a director of Agis Industries (1983) Ltd., one of Israel's largest pharmaceutical companies from 2003 until its acquisition by Perrigo in March 2005. Mr. Gottfried is also a director of Bezeq, Israel's leading telecommunications provider. Mr. Gottfried resides in Israel.

DIRECTORS CONTINUING UNTIL THE 2007 ANNUAL MEETING
--------------------------------------------------------------------------------

LAURIE BRLAS, 49, has been a director of Perrigo since August 2003 and has served as Chair of the Audit Committee since October 2004. Since April 2000, she has served as Senior Vice President and Chief Financial Officer of STERIS Corporation, a provider of infection prevention, decontamination and health science technologies, products and services. From September 1995 through March 2000, Ms. Brlas held various positions with Office Max, Inc., most recently as Senior Vice President and Corporate Controller.

LARRY D. FREDRICKS, 69, has been a director of Perrigo since October 1996 and has served as the Chair of the Nominating & Governance Committee since October 2004. Mr. Fredricks is currently an independent financial consultant. Previously, Mr. Fredricks was Director--Financial Counseling Services with Deloitte & Touche LLP from November 1997 through May 2000. He was Executive Vice President and Chief Financial Officer of First Michigan Bank Corp., a multi-bank holding company, from January 1995 through October 1997.

MICHAEL J. JANDERNOA, 56, has been a director of Perrigo since January 1981 and has served as Lead Independent Director since August 2006. He served as Perrigo's Chief Executive Officer from February 1988 through April 2000 and as Chairman of the Board from October 1991 to August 2003. Mr. Jandernoa also served as Perrigo's President from January 1983 to February 1986, from April
1988 to October 1991, from September 1995 to November 1998 and from November 1999 through April 2000. Prior to January 1983, Mr. Jandernoa served in various executive capacities with Perrigo since 1979. He is a general partner of Bridge Street Capital Fund 1, LP; a director of Fifth Third Bank--West Michigan, a Michigan banking corporation; and a director of Steelcase, Inc., a manufacturer of case good products and furniture systems for the office furniture industry. Mr. Jandernoa also serves on the Boards of the Michigan Technology Tri-Corridor (formerly Life Science Corridor) and the Michigan Economic Development Corporation.

DIRECTORS CONTINUING UNTIL THE 2008 ANNUAL MEETING
--------------------------------------------------------------------------------

MOSHE ARKIN, 53, has been a director of Perrigo and has served as Vice Chairman of Perrigo since March 2005. He served as Chairman of the Board of Directors and was the principal shareholder of Agis Industries (1983) Ltd. from its establishment in 1983 (and prior to that of its affiliated companies) until its acquisition by Perrigo in March 2005. He also served as Agis' Chief Executive Officer from its establishment through December 2000 and from that date to the present as its President. Mr. Arkin also serves as a director of Bezeq, Israel's leading telecommunications provider. Mr. Arkin resides in Israel.

GARY K. KUNKLE, JR., 59, has been a director of Perrigo since October 2002 and has served as the Chair of the Compensation Committee since May 2006. He is Chairman and Chief Executive Officer of DENTSPLY International Inc. and has served as the Chief Executive Officer since January 2004. He previously served as President and Chief Operating Officer from January 1997 to December 2003. DENTSPLY International is a manufacturer and marketer of products for the professional dental market. He has been a director of that company since March 2002. From January 1994 to December 1996, he served as President of Vistakon, a division of Johnson & Johnson.

HERMAN MORRIS, JR., 55, has been a director of Perrigo since December 1999 and served as Lead Independent Director from August 2005 to August 2006. He is in the private practice of law in Memphis Tennessee. He was most recently Vice President and General Counsel of Pinnacle Airlines from April 2006 to September 2006. Prior to that Mr. Morris was a partner in the Baker, Donaldson, Bearman, Caldwell and Berkowitz Law Firm in Memphis, Tennessee from April 2004 to June 2006. He served as President and Chief Executive Officer of Memphis Light, Gas and Water Division from August 1997 until January 2004 and was interim President and Chief Executive Officer from January 1997 until August 1997. Mr. Morris was General Counsel of Memphis Light, Gas and Water Division from February 1989 to January 1997. Prior to that he was in the private practice of law in Memphis, Tennessee.

                              CORPORATE GOVERNANCE

GENERAL

Our Board of Directors has oversight responsibility for our business, property and affairs. The Chief Executive Officer reports directly to the Board, and members of our executive management regularly advise the Board on those business segments for which each has management responsibility. In addition, our Board approves and authorizes our strategic direction after considering strategic plan recommendations made to the Board by executive management. Finally, as part of our ongoing commitment to corporate governance, we have reviewed our corporate governance policies and practices for compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the NASDAQ listing standards.

CORPORATE GOVERNANCE GUIDELINES

The Board of Directors has set forth its corporate governance policies and practices in a set of Corporate Governance Guidelines that assist the Board in the exercise of its responsibilities. The Board may amend these Guidelines from time to time. Our Corporate Governance Guidelines are available on our website (http://www.perrigo.com) under the heading For

Investors--Corporate Governance--Governance Guidelines. The Guidelines also are available in print to shareholders upon written request made to our General Counsel, Todd W. Kingma, at the address shown on the cover of this proxy statement.

CODE OF CONDUCT

Our Code of Conduct acknowledges that a reputation for ethical, moral and legal business conduct is one of Perrigo's most valuable assets. The Code requires that our employees, officers and directors comply with all laws and other legal requirements, avoid conflicts of interest, protect corporate opportunities and confidential information, conduct business in an honest and ethical manner and otherwise act with integrity and in Perrigo's best interest. In addition, our Code acknowledges special ethical obligations for financial reporting. Our Code of Conduct is available on our website (http://www.perrigo.com) under the heading For Investors--Corporate Governance--Code of Conduct, and we will promptly post any amendments to or waivers of the Code on our website. Our Code is available in print to shareholders upon written request made to our General Counsel, Todd W. Kingma, at the address shown on the cover of this proxy statement.

EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS

The independent members of the Board of Directors hold regularly scheduled meetings, and may hold special meetings as necessary, in executive session without management. They also meet in executive session with the Chief Executive Officer on an as needed basis.

LEAD INDEPENDENT DIRECTOR

The Perrigo Board of Directors has appointed a non-management director to serve as the Lead Independent Director. The Lead Independent Director coordinates the activities of the other non-management directors and performs such other duties and responsibilities as the Board of Directors may determine. This position rotates annually, by seniority, among our independent directors.

The role of the Lead Independent Director includes:

         - presiding at all Board meetings at which the Chairman is not present, including executive sessions of the independent directors;

         - serving as a liaison between the Chairman and the independent directors;

         - having the authority to call  meetings of the independent  directors;
           and

         - if requested by a major shareholder, ensuring that he or she is available for consultation and direct communications.

Currently, the Lead Independent Director is Michael J. Jandernoa.

DIRECTOR INDEPENDENCE

Our Corporate Governance Guidelines provide that a substantial majority of the Board should consist of directors who meet the independence requirements of NASDAQ. Accordingly, our Board conducts an annual review to determine whether each of our directors qualifies as independent. A director will not be considered independent unless the Board of Directors determines that the director has no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based on its most recent annual review, the Board of Directors has concluded that each director, other than Moshe Arkin and David T. Gibbons, is independent as defined in the NASDAQ listing standards. Messrs. Arkin and Gibbons are not independent under these standards because they are currently serving as officers of the Company.

COMMUNICATIONS WITH DIRECTORS

Shareholders and other interested parties may communicate with any of our directors or with the independent directors as a group by writing to them in care of our General Counsel, Todd W. Kingma, at 515 Eastern Avenue, Allegan, Michigan 49010. Relevant communications will be distributed to the appropriate directors depending on the facts and circumstances outlined in the communication. In accordance with the policy adopted by our independent directors, any communications that allege or report fiscal improprieties or complaints about internal accounting controls or other accounting or auditing matters are forwarded to the Chief Financial Officer, as appropriate. If either the Chief Financial Officer or the General Counsel believes that the communication is significant or possibly material to Perrigo, it will be immediately sent to the Chair of the Audit Committee and, after consultation with the Chair, may be sent to the other members of the Audit Committee. Communications that are not immediately sent to the Audit Committee Chair will be reported to the Audit Committee on a quarterly basis. In addition, the Lead Independent Director will be advised promptly of any communications that allege misconduct on the part of Perrigo management or that raise legal, ethical or compliance concerns about Perrigo's policies or practices. The Lead Independent Director will also receive periodic updates on any other communications that raise issues related to Perrigo's affairs, and he or she will determine which of these communications he or she would like to see. In addition, the General Counsel maintains a log of all such communications, which is available for review upon the request of any Board member.

DIRECTOR NOMINATIONS

Pursuant to our Corporate Governance Guidelines, the Nominating & Governance Committee, with the involvement of our Chief Executive Officer, is responsible for screening and recommending candidates for service as a director and considering recommendations offered by shareholders in accordance with our by-laws. The Board as a whole is responsible for approving nominees. The Nominating & Governance Committee recommends individuals as director nominees based on various criteria, including their business and professional background, integrity, understanding of our business and demonstrated ability to make independent analytical inquiries. In addition, directors should be willing and able to devote the necessary time to Board and committee duties. A director's qualifications in meeting these criteria are considered at least each time the director is re-nominated for Board membership.

The Nominating & Governance Committee, our Chairman of the Board and Chief Executive Officer, our Lead Independent Director or other Board members may identify a need to add new members to the Board to satisfy specific criteria or simply to fill a vacancy. In that case, the Committee will initiate a search for potential director nominees, seeking input from other Board members and senior management, and may hire outside advisers to assist in identifying and evaluating candidates.

One of our directors, Moshe Arkin, was given the right, subject to Perrigo's Corporate Governance Guidelines, to nominate one additional independent director (and in the event of a vacancy on the Board, to nominate a second independent director) to Perrigo's Board of Directors, pursuant to a Nominating Agreement, dated as of November 14, 2004 and as amended through September 10, 2005. Mr. Arkin exercised his right to nominate Mr. Gottfried, who was elected to the Board in February 2006. Mr. Arkin retains his right to nominate a second independent director in the event of a vacancy. Directors nominated pursuant to the Nominating Agreement must resign from the Board when Mr. Arkin ceases to own at least (1) 9% of the outstanding shares of Perrigo common stock and (2) 9,000,000 shares of Perrigo common stock.

Our by-laws permit shareholders to nominate candidates for consideration at an annual meeting. The process for shareholders to submit a director candidate in accordance with our by-laws is described in this proxy statement under "Questions and Answers--How do I nominate a director to stand for election at next year's Annual Meeting?" Assuming that a properly submitted shareholder recommendation for a potential nominee is received and appropriate biographical and background information is provided, the Nominating & Governance Committee and the Board follow the same process and apply the same criteria as they do for candidates submitted by other sources.

STOCK OWNERSHIP

Each director is required to maintain a minimum ownership of Perrigo stock equal to the total of his or her preceding three years' stock grants. If a director has served less than three years, he or she must maintain a stock ownership level equal to the restricted shares granted to him or her for service as a director. In addition, the Chief Executive Officer must own shares of Perrigo stock equal in value to two times his or her annual base salary, and each executive officer must own shares of Perrigo stock equal in value to one times his or her annual base salary. These individuals must attain that level of ownership within three years of appointment to his or her executive position. Our directors and executive officers are in compliance with these guidelines.

ATTENDANCE AT ANNUAL MEETING

We encourage all of our directors to attend our Annual Meeting of Shareholders. While their attendance is not required, each of our continuing directors attended our last annual meeting.

                         BOARD AND COMMITTEE MEMBERSHIP

Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices and plants, and by participating in meetings of the Board and its committees.

Perrigo's Board of Directors met six times during fiscal year 2006. In addition to these meetings of the full Board, directors attended Board committee meetings. The Board of Directors has standing Audit, Compensation and Nominating & Governance Committees and has adopted a charter for each committee. Copies of the charters are available on our website (http://www.perrigo.com) under For Investors--Corporate Governance and are available in print to shareholders upon written request made to our General Counsel, Todd W. Kingma, at the address shown on the cover of this proxy statement. In addition, a copy of our Audit Committee Charter is attached as Appendix A to this proxy statement. All committees consist solely of independent Board members. During fiscal year 2006, each director attended at least 75% percent of the regularly scheduled and special meetings of the Board and Board committees on which he or she served.

AUDIT COMMITTEE

During fiscal year 2006, the Audit Committee met seven times. The Committee consists solely of independent directors, including Laurie Brlas (Chair), Larry
D. Fredricks, and Herman Morris, Jr.

The Audit Committee monitors our accounting and financial reporting principles and policies and our internal audit controls and procedures. It is also directly responsible for the compensation and oversight of the work of the independent auditor in the preparation and issuance of audit reports and related work, including the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Board has adopted an Audit Committee Charter, which is attached as Appendix A, and which specifies the composition and responsibilities of the Committee. Additional information on the Committee and its activities is set forth in the Audit Committee Report.

The  Board of Directors has  determined that each member  of the Audit Committee
(1) meets the audit committee independence requirements of the NASDAQ listing standards and the rules and regulations of the SEC and (2) is able to read and understand fundamental financial statements, as required by the NASDAQ listing standards. The Board has also determined that Laurie Brlas and Larry D. Fredricks have the requisite attributes of an "audit committee financial expert" under the SEC's rules and that such attributes were acquired through relevant education and work experience.

COMPENSATION COMMITTEE

During fiscal year 2006, the Compensation Committee met six times. The Committee consists solely of independent directors, including Gary K. Kunkle, Jr. (Chair since April 2006), Gary M. Cohen, and Ran Gottfried (member since May 2006).

The Compensation Committee reviews and recommends to the Board compensation arrangements for the Chief Executive Officer and non-employee directors. It also reviews and approves the annual compensation for executive officers, including salaries, bonuses and incentive and equity compensation, and administers Perrigo's incentive and other long-term employee compensation plans.

NOMINATING & GOVERNANCE COMMITTEE

During fiscal year 2006, the Nominating & Governance Committee met six times. The Committee consists solely of independent directors, including Larry D. Fredricks (Chair), Gary M. Cohen, and Herman Morris, Jr.

The Nominating & Governance Committee identifies and recommends to the Board qualified director nominees for the next annual meeting of shareholders, including consideration of shareholder nominations for election to the Board submitted in accordance with the procedures discussed above under Questions and Answers--"How do I nominate a director to stand for election at next year's Annual Meeting?" This Committee also develops and recommends to the Board the Corporate Governance Guidelines applicable to Perrigo, leads the Board in its annual review of Board performance, and makes recommendations to the Board with respect to assignment of individual directors to various committees.

                             DIRECTOR COMPENSATION

ANNUAL RETAINER FEES

Directors who are Perrigo employees receive no fees for their services as directors. Non-employee directors receive a $40,000 annual cash retainer fee covering all regular and special Board meetings and the Annual Meeting of Shareholders. Each non-employee director also receives an annual restricted stock grant having a value on the grant date of $40,000 based upon the average of the high and low price of our stock on that date. The restricted stock grant is made pursuant to our 2003 Long-Term Incentive Plan, which the shareholders approved at the 2003 Annual Meeting of Shareholders, and is intended to directly link an element of director compensation to shareholders' interests. Each grant of restricted shares vests in three equal annual installments commencing on the first anniversary of the grant date.

The Chair of the Audit Committee receives an additional annual retainer of $8,000. The Chairs of the Compensation and Nominating & Governance Committee receive an additional annual retainer of $5,000.

ATTENDANCE FEES

Directors receive $500 for each telephonic Board or committee meeting in which they participate and $1,000 per day for activities requiring travel in furtherance of Board or Company business (other than to and from director meetings). We also reimburse directors for travel expenses incurred in connection with attending Board and committee meetings.

For each in-person committee meeting of the Audit Committee attended, the Chair of the Audit Committee receives $2,000 and the other Audit Committee members receive $1,500. For each in-person meeting of the Compensation and Nominating & Governance Committees attended, the Chairs of the Compensation and Nominating & Governance Committee each receive $1,500 and the other members of the Compensation and Nominating & Governance Committees receive $1,000.

                              CERTAIN TRANSACTIONS

LEASE AGREEMENT

Through our subsidiary, Perrigo Israel Pharmaceuticals Ltd. (formerly Agis Industries (1983) Ltd.), we lease approximately 60,000 square feet of office space in Bnei-Brak, Israel from Arkin Real Estate Holdings (1961) Ltd., a corporation that is wholly owned by Moshe Arkin, who is a director and the Vice Chairman of Perrigo. The lease pre-dates Perrigo's acquisition of Agis. The annual rent under the lease is approximately $522,000, but may be adjusted after January 1, 2008 based on then-current market rates. Although the lease expires on December 31, 2006, Perrigo Israel has exercised an option to extend the lease term until December 31, 2011. We believe the rent and other terms of this lease are no less favorable to us than terms we could have obtained from an unrelated third party for similar property.

NOMINATING AGREEMENT

In connection with Perrigo's acquisition of Agis Industries, Perrigo entered into a Nominating Agreement with Moshe Arkin on November 14, 2004 that was amended on July 12, 2005 and September 10, 2005. Pursuant to the amended Nominating Agreement, and subject to Perrigo's Corporate Governance Guidelines, Perrigo agreed to name Mr. Arkin to Perrigo's Board of Directors and to give him the right after closing of the Agis acquisition to nominate an additional independent director (and in the event of a vacancy on the Perrigo Board, to nominate a second independent director) to the Board.

Each independent director nominated pursuant to the Nominating Agreement will serve on the Board for the remainder of the term of the class of directors to which he or she will be nominated and will be nominated for election by shareholders to serve for one additional full term of such class, subject to Perrigo's Corporate Governance Guidelines, and will also serve on at least one committee of the Perrigo Board in accordance with and subject to his or her respective qualifications. Perrigo has agreed that one independent director nominated pursuant to the Nominating Agreement will be invited to serve on the Audit Committee and one independent director nominated pursuant to the Nominating Agreement will be invited to serve on the Compensation Committee, in each case subject to respective qualifications and Perrigo's Corporate Governance Guidelines.

Mr. Arkin's right under the Nominating Agreement to designate the independent directors (and the right of the independent directors to serve on the Board) will terminate when Mr. Arkin ceases to own at least (1) 9% of the outstanding shares of Perrigo common stock and (2) 9,000,000 shares of Perrigo common stock. Mr. Arkin's right to serve on the Board will terminate when he ceases to own at least 5,000,000 shares of Perrigo common stock.

Mr. Arkin exercised his right to nominate Mr. Gottfried, who was elected to the Board in February 2006. Mr. Arkin retains his right to nominate a second independent director in the event of a vacancy.

                       OWNERSHIP OF PERRIGO COMMON STOCK

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table shows how much Perrigo common stock the directors, nominees, named executive officers, and all directors, nominees and executive officers as a group beneficially owned as of September 15, 2006, the record date. The percent of class owned is based on 92,544,123 shares of Perrigo common stock outstanding as of that date. The named executive officers are the individuals listed in the Summary Compensation Table.

Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a shareholder can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the shareholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

---------------------------------------------------------------------------------------------------------
                                                                   OPTIONS
                                            SHARES OF            EXERCISABLE
                                           COMMON STOCK       WITHIN 60 DAYS OF                  PERCENT
                                        BENEFICIALLY OWNED       RECORD DATE         TOTAL       OF CLASS
---------------------------------------------------------------------------------------------------------
  DIRECTORS AND NOMINEES
     Moshe Arkin(1)                         10,028,546               10,000        10,038,546     10.8%
     Laurie Brlas                                8,372                5,000            13,372        *
     Gary M. Cohen                               8,801                5,000            13,801        *
     Larry D. Fredricks                         21,288                   --            21,288        *
     David T. Gibbons(2)                       242,420              779,233         1,021,753      1.1%
     Ran Gottfried                               1,800                   --             1,800
     Michael J. Jandernoa(3)                 5,316,253               18,281         5,334,534      5.8%
     Gary K. Kunkle, Jr.                         9,050                5,000            14,050        *
     Herman Morris, Jr.(4)                      19,707               23,281            42,988        *
  NAMED EXECUTIVE OFFICERS OTHER
  THAN DIRECTORS
     John T. Hendrickson(5)                     63,355              145,736           209,091        *
     Refael Lebel                               33,981                8,000            41,981        *
     Douglas R. Schrank(6)                      33,458              159,478           192,936        *
  DIRECTORS AND EXECUTIVE OFFICERS
  AS A GROUP (13 PERSONS)(7)                15,804,528            1,037,309        16,841,837     18.0%

* Less than 1%.

(1) All shares owned of record by Nichsei Arkin Ltd., which Mr. Arkin controls. Mr. Arkin is also a named executive officer. Mr. Arkin's address is c/o Perrigo Company, Attn: General Counsel, 515 Eastern Ave., Allegan, MI 49010.

(2) Mr. Gibbons is also a named executive officer.

(3) Shares owned consist of 5,007,902 shares owned by the Michael J. Jandernoa Trust, of which Mr. Jandernoa is trustee; and 303,419 shares owned by the Susan M. Jandernoa Trust, of which Mrs. Jandernoa is trustee; and 4,932 shares owned directly by Mr. Jandernoa. Mr. Jandernoa's address is c/o Perrigo Company, Attn: General Counsel, 515 Eastern Ave., Allegan, MI 49010

(4) Shares owned include 3,000 shares owned as custodian for Mr. Morris' minor children.

(5) Shares owned include 266 shares owned by the Mary Hendrickson Trust, of which Bank One is trustee.

(6) Mr. Schrank retired from Perrigo effective June 30, 2006.

(7) See footnotes 1 through 6. Includes Directors and Executive Officers as of September 15, 2006, the record date.

OTHER PRINCIPAL SHAREHOLDERS

This table shows all shareholders other than directors, nominees and named executive officers that we know to be beneficial owners of more than 5% of Perrigo common stock. The percent of class owned is based on 92,544,123 shares of Perrigo common stock outstanding as of September 15, 2006.

------------------------------------------------------------------------------------------------------
                      NAME AND ADDRESS                          SHARES OF COMMON STOCK    PERCENT
                    OF BENEFICIAL OWNER                           BENEFICIALLY OWNED      OF CLASS
------------------------------------------------------------------------------------------------------
  Royce & Associates, LLC(1)                                          9,457,349            10.2%
     1414 Avenue of the Americas
     New York, NY 10019
  Mac-Per-Wolf Company(2)                                             8,061,096             8.7%
     311 S. Wacker Dr., Ste. 6000
     Chicago, IL 60606
  Wellington Management Company, LLP(3)                               5,594,420             6.0%
     75 State Street
     Boston, MA 02109

(1) Royce & Associates, LLC, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, has sole voting and investment power with respect to all of the shares. This information is based on a Schedule 13G filed with the SEC on June 7, 2006.

(2) Includes 7,897,708 shares (8.5% based on shares outstanding as of September 15, 2006) held by Perkins, Wolf, McDonnell and Company, LLC ("PWMC"), a wholly owned subsidiary of Mac-Per-Wolf Company and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Mac-Per-Wolf Company has sole voting and investment power as to 163,388 shares and shared voting and investment power as to the shares held by PWMC. Janus Capital Management LLC, which is a minority owner of PWMC, also reports beneficial ownership, as a result of shared voting and investment power, of the 7,897,708 shares held by PWMC. This information is based on
    Schedule 13G filings made with the SEC by Mac-Per-Wolf Company on February 15, 2006 and by Janus Capital Management LLC (151 Detroit Street, Denver, CO 80206) on February 14, 2006.

(3) Wellington  Management Company, LLP, an  investment adviser registered under
    Section 203 of the Investment Advisers Act of 1940, does not have sole voting or investment power with respect to any of these shares, has shared voting power as to 197,800 shares and shared investment power as to 5,576,120 shares. This information is based on a Schedule 13G filed with the SEC on January 10, 2006. Of the listed shares, Vanguard Specialized Funds--Vanguard Health Care Fund (100 Vanguard Boulevard, Malvern, PA 19355) beneficially owns 5,322,320 shares (5.8% based on shares outstanding as of September 15, 2006), as reported in a Schedule 13G filed with the SEC on February 13, 2006, and has sole voting and no investment power as to these shares.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Perrigo's executive officers, directors and 10% shareholders file reports of ownership and changes of ownership of Perrigo common stock with the SEC. Based on a review of copies of these reports provided to us and written representations from executive officers and directors, we believe that all filing requirements were met during fiscal year 2006, except that a Form 4 reporting a restricted stock grant to Mr. Cohen under our 2003 Long-Term Incentive Plan was filed two days late.

                         COMPENSATION COMMITTEE REPORT

OVERVIEW

The Compensation Committee oversees Perrigo's executive compensation program. The Committee, which is composed entirely of independent directors, met six times in fiscal year 2006 to review and approve executive compensation matters. The Compensation Committee oversees Perrigo's compensation and benefit plans and policies, administers its stock plans (including reviewing and approving equity grants to elected officers) and reviews and approves annually all compensation decisions relating to elected officers, including those for the Chairman and CEO and the other executive officers named in the Summary Compensation Table (the "named executive officers"). The Committee submits its decisions regarding compensation for the Chairman and CEO to the independent directors of the Board for approval.

The Committee strives to:

         - ensure that Perrigo's compensation programs are competitive and effectively designed to attract, retain and motivate highly qualified personnel;

         - ensure a strong linkage between Company and individual performance and total compensation; and

         - align the interests of executives and directors with the interests of Perrigo's shareholders through stock ownership.

These principles are reflected in the key components of Perrigo's executive compensation programs, which include base salaries, annual incentive awards and long-term incentive awards. In establishing executive compensation, the Committee considers salary and bonus information compiled by independent compensation consultants, including Mercer, Towers Perrin HR Services, Watson Wyatt and ORC Worldwide. The compensation data includes pharmaceutical and non-durable goods manufacturing companies, some of which are in the NASDAQ Pharmaceutical Index shown on the Performance Graph included in this Proxy Statement. The Committee's objective is that the total cash compensation for Perrigo's executive officers approximate the median reflected in the market data.

CHARTER

The Compensation Committee's Charter specifies the Committee's composition and responsibilities. The Committee and the Board of Directors periodically review and revise the Charter. This Charter is available on our website (http://www.perrigo.com) under the heading For Investors--Corporate Governance--Compensation Committee.

COMPENSATION CONSULTANT

Perrigo's Human Resources Department supports the Compensation Committee in its work. In addition, the Committee has the authority under its Charter to engage the services of outside advisors and consultants to assist the Committee. In accordance with this authority, the Committee has engaged Towers Perrin HR Services as independent compen-sation consultants advising the Committee on all matters related to CEO and other executive compensation.

TALLY SHEETS

The Committee reviews tally sheets for each of the named executive officers at least annually. The tally sheets affix dollar amounts to all components of named executive officer compensation, including current pay (salary and bonus), deferred compensation, outstanding equity awards, benefits, perquisites, and potential change-in-control severance payments.

EXECUTIVE OFFICER COMPENSATION

Executive officer compensation includes cash-based and stock-based components. Cash-based compensation consists of base salary and an annual bonus if one is warranted under the criteria of the Management Incentive Bonus Plan. In addition, Perrigo makes annual contributions under its Profit Sharing Plan for employees with at least one year of service, including the executive officers. Perrigo also makes matching contributions under its 401(k) Plan to certain of its employees, including the executive officers. The executive officers are also eligible to receive grants of stock-based incentive awards under the 2003 Long-Term Incentive Plan.

Salaries

The salaries of the named executive officers are reviewed on an annual basis and at the time of a promotion or other change in responsibilities. Increases in salary are based on an evaluation of the individual's performance and level of pay compared to pay levels at comparable companies.

Annual Incentive Bonus

Executive officer compensation also includes an annual bonus if one is warranted under the criteria of the Management Incentive Bonus Plan. Bonus targets are established by reviewing market data for similar positions in similar industries. The primary quantitive measure that the Committee considers is return on assets. For fiscal year 2006, the bonus targets for the named executive officers ranged from 50% to 100% depending on the officers' positions.

Stock-Based Compensation

Certain designated key management employees, including the Chief Executive Officer and other executive officers, are eligible to participate in the 2003 Long-Term Incentive Plan approved by the shareholders. Awards under this plan may be in the form of stock options, stock appreciation rights or stock awards, including restricted shares, performance shares, performance units and other stock unit awards. The number of stock-based incentive awards granted to these employees is based on an evaluation of the officer's performance and is subject to the approval of the Committee and, in the case of the Chief Executive Officer, the independent directors of the Board. Annual option awards granted under the 2003

Long-Term Incentive Plan have an exercise price equal to the average of the high and low prices of Perrigo common stock on the fifth trading day after the day on which Perrigo publicly releases its year-end earnings for the fiscal year. The Committee views the grant of stock-based incentive awards pursuant to the shareholder-approved plan as an effective incentive for executive officers to create value for shareholders since the ultimate value of these awards is directly related to the increase in the market price of Perrigo's common stock.

CHIEF EXECUTIVE OFFICER COMPENSATION

David T. Gibbons, our Chief Executive Officer, is compensated in accordance with the terms of an Employment Agreement entered into at the time of his employment in May 2000 and amended in June 2005 and September 2006. A more complete description of his compensation arrangement can be found in this proxy statement under the heading "Employment Agreement with Chief Executive Officer". Mr. Gibbons' compensation is reviewed and adjusted annually by the independent directors based upon the same criteria used to evaluate and determine the appropriate compensation for other executive officers. For fiscal year 2006, Mr. Gibbons was paid a base salary of $750,000 under the terms of his Employment Agreement, along with a $487,500 bonus paid under the terms of the Management Incentive Bonus Plan.

The Committee believes that the terms of Mr. Gibbons' employment are similar to terms granted to chief executive officers of comparable companies and are necessary to attract and retain a chief executive officer of his stature.

SUMMARY

The Committee carefully reviews executive compensation. After reviewing Perrigo's compensation programs, the Committee has concluded that the amounts paid to the executive officers, including stock-based incentive awards, in fiscal year 2006 appropriately reflect individual performance, are linked to Perrigo's financial, operational and market results, and are generally competitive with amounts paid to executive officers of comparable companies.

DEDUCTIBILITY OF COMPENSATION

Internal Revenue Code Section 162(m) limits the deductibility by Perrigo of compensation in excess of $1,000,000 paid to each of the Chief Executive Officer and the next four most highly paid officers. Certain "performance based compensation" is not included in compensation counted for purposes of the limit. The Committee's policy is to establish and maintain a compensation program that will optimize the deductibility of compensation. The Committee, however, reserves the right to use its judgment to authorize compensation that may not be fully deductible where merited by the need to respond to changing business conditions or an executive officer's individual performance.

                                          THE COMPENSATION COMMITTEE

                                          Gary K. Kunkle, Jr., Chair
                                          Gary M. Cohen
                                          Ran Gottfried

                             EXECUTIVE COMPENSATION

This table summarizes the compensation of David T. Gibbons, our Chairman of the Board, President and Chief Executive Officer, and the other four most highly compensated executive officers of Perrigo during fiscal year 2006. These individuals are sometimes referred to as the named executive officers.

                              SUMMARY COMPENSATION

                                                                                    LONG TERM
                                                                                  COMPENSATION
                                             ANNUAL COMPENSATION(1)                  AWARDS
                                                 MANAGEMENT                  RESTRICTED   SECURITIES
           NAME AND                              INCENTIVE    OTHER ANNUAL     STOCK      UNDERLYING    ALL OTHER
      PRINCIPAL POSITION       YEAR    SALARY      BONUS      COMPENSATION   AWARDS(2)     OPTIONS     COMPENSATION
  David T. Gibbons(3)          2006   $750,000   $ 487,500            --      $942,926     208,333       $14,153
    Chairman of the Board,     2005   $629,776          --            --            --     100,000       $13,389
    President and Chief        2004   $567,000   $1,073,520           --            --     125,000       $16,331
    Executive Officer
  Moshe Arkin(4)               2006   $400,000   $ 275,000      $ 78,704            --      50,000            --
    Vice Chairman              2005   $127,432          --      $ 38,802            --          --            --
  John T. Hendrickson(5)       2006   $370,000   $ 144,132            --      $230,863      50,764       $15,002
    Executive Vice President,  2005   $317,553          --            --            --      42,222       $14,009
    General Manager-- Perrigo  2004   $301,744   $ 376,806            --      $226,620      48,375       $15,603
    Consumer Healthcare
  Refael Lebel(6)              2006   $325,000   $ 240,000      $ 58,937            --      40,000            --
    Executive Vice President,  2005   $103,539   $  58,000      $ 39,854       300,006          --            --
    General Manager-- Perrigo                                                 $
    Israel
  Douglas R. Schrank(7)        2006   $400,000   $ 195,000            --      $281,468      74,055       $14,471
    Executive Vice President,  2005   $335,152          --            --            --      40,000       $14,040
    Chief Financial Officer    2004   $301,757   $ 376,806            --      $226,620      46,034       $16,036

(1) No amounts were deferred from salary for fiscal year 2006. The following amount was deferred from salary for fiscal year 2005: Mr. Hendrickson $18,000. The following amounts were deferred from salary for fiscal year 2004: Mr. Gibbons $48,000 and Mr. Hendrickson $12,000.

(2) All restricted shares were granted pursuant to our Long-Term Incentive Plan and, unless otherwise noted, vest three years from the grant date. The values shown in the table for restricted stock awards are based on the price of Perrigo stock on the date of the grant.

(3) At the end of fiscal year 2006, Mr. Gibbons held a total of 67,160 shares of restricted stock that vest on December 31, 2006 with an aggregate value of $1,081,276 based on the value of Perrigo stock as of the last business day of fiscal year 2006. Mr. Gibbons receives dividends on his restricted stock to the extent we pay dividends on our common stock. All Other Compensation in fiscal year 2006 consisted of a $6,600 matching contribution under our 401(k) Plan and a $7,553 contribution under our Profit Sharing Plan. Mr. Gibbons did not receive perquisites in fiscal years 2006, 2005, or 2004 with a value in excess of the lesser of $50,000 or 10% of the total of his annual salary and bonus reported above for the applicable year.

(4) Mr. Arkin became an executive officer of Perrigo in March 2005. Other Annual Compensation for Mr. Arkin in fiscal year 2006 consisted of $20,008 in premiums for supplemental insurance as required by Mr. Arkin's employment agreement, $10,004 in contributions to an education fund, and $48,692 in car allowance.

(5) At the end of fiscal year 2006, Mr. Hendrickson held a total of 28,790 shares of restricted stock with an aggregate value of $463,519 based on the value of Perrigo stock as of the last business day of fiscal year 2006. Mr. Hendrickson receives dividends on his restricted stock to the extent we pay dividends on our common stock. All Other Compensation in fiscal year 2006 consisted of a $7,029 matching contribution under our 401(k) Plan, a $7,553 contribution under our Profit Sharing Plan, and $420 representing the taxable benefit for certain premium payments made on Mr. Hendrickson's behalf by us for Group Term Life Insurance. Mr. Hendrickson did not receive perquisites in fiscal years 2006, 2005, or 2004 with a value in excess of the lesser of $50,000 or 10% of the total of his annual salary and bonus reported above for the applicable year.

(6) Mr. Lebel became an executive officer of Perrigo in March 2005. At the end of fiscal year 2006, Mr. Lebel held a total of 10,604 shares of restricted stock with an aggregate value of $170,724 based on the value of Perrigo stock as of the last business day of fiscal year 2006. Mr. Lebel receives dividends on his restricted stock to the extent we pay dividends on our common stock. Other Annual Compensation for Mr. Lebel in 2006 consisted of $29,533 in premiums for supplemental insurance as required by Mr. Lebel's employment agreement, $8,128 in contributions to an education fund, and $21,276 in car allowance.

(7) At the end of fiscal year 2006, Mr. Schrank held a total of 10,074 shares of restricted stock with an aggregate value of $162,191 based on the value of Perrigo stock as of the last business day of fiscal year 2006. Mr. Schrank receives dividends on his restricted stock to the extent we pay dividends on our common stock. All Other Compensation in fiscal year 2006 consisted of a $6,918 matching contribution under our 401(k) Plan and a $7,553 contribution under our Profit Sharing Plan. Mr. Schrank did not receive perquisites in fiscal years 2006, 2005, or 2004 with a value in excess of the lesser of $50,000 or 10% of the total of his annual salary and bonus reported above for the applicable year. Mr. Schrank retired from Perrigo effective June 30, 2006.

                       OPTION GRANTS IN FISCAL YEAR 2006

This table gives information relating to option grants to the named executive officers during fiscal year 2006. All of the options were granted under our 2003 Long-Term Incentive Plan. The potential realizable value is calculated based on the term of the option at its time of grant, which is 10 years. The calculation assumes that the fair market value on the date of grant appreciates at the indicated rate compounded annually for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. Stock price appreciation of 5% and 10% is assumed under the rules of the SEC. We cannot assure you that the actual stock price will appreciate over the 10-year option term at the assumed levels or any other defined level.

                                                INDIVIDUAL GRANTS
                                           PERCENT OF
                                             TOTAL                                        POTENTIAL REALIZABLE
                             NUMBER OF      OPTIONS                                         VALUE AT ASSUMED
                             SECURITIES    GRANTED TO                                    ANNUAL RATES OF STOCK
                             UNDERLYING    EMPLOYEES     EXERCISE                        PRICE APPRECIATION FOR
                              OPTIONS      IN FISCAL     PRICE PER      EXPIRATION            OPTION TERM
           NAME              GRANTED(1)       YEAR         SHARE           DATE             5%           10%
  David T. Gibbons            208,333         9.7%        $14.69      Sept. 14, 2015    $1,924,676    $4,877,508
  Moshe Arkin                  50,000         2.3%        $14.69      Sept. 14, 2015    $  461,923    $1,170,603
  John T. Hendrickson          50,764         2.4%        $14.69      Sept. 14, 2015    $  468,981    $1,188,490
  Refael Lebel                 40,000         1.9%        $14.69      Sept. 14, 2015    $  369,538    $  936,483
  Douglas R. Schrank           74,055         3.4%        $14.69      Sept. 14, 2015    $  684,154    $1,733,781

(1) These options vest in five equal annual installments, beginning on the first anniversary date of the grant. The date of the grant was September 14, 2005.

                    OPTION EXERCISES IN FISCAL YEAR 2006 AND
                       FISCAL YEAR-END 2006 OPTION VALUES

This table provides information regarding the exercise of options during fiscal year 2006 and options outstanding at the end of fiscal year 2006 for the named executive officers. The "value realized" is calculated using the difference between the option exercise price and the price of Perrigo common stock on the date of exercise multiplied by the number of shares underlying the option. The "value of unexercised in-the-money options at fiscal year end" is calculated using the difference between the option exercise price and $16.10 (the closing price of Perrigo stock on June 30, 2006, the last trading day of fiscal year
2006) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of Perrigo common stock is greater than the option's exercise price.

                                                             NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                              SHARES                        UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS AT
                             ACQUIRED        VALUE        OPTIONS AT FISCAL YEAR END             FISCAL YEAR END
           NAME             ON EXERCISE     REALIZED     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
  David T. Gibbons              6,000      $   51,780      709,234         413,331       $6,068,406       $771,737
  Moshe Arkin                      --              --           --          50,000               --       $ 70,500
  John T. Hendrickson          44,043      $  276,747       98,463         141,564       $  268,484       $254,058
  Refael Lebel                     --              --           --          40,000               --       $ 56,400
  Douglas R. Schrank           28,977      $  246,009      108,460         161,674       $  397,529       $283,809

               EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER

We entered into a Second Amendment to Employment Agreement with our Chief Executive Officer, David T. Gibbons, on September 9, 2006 that amended Mr. Gibbons' original employment agreement, which had previously been amended pursuant to a June 30, 2005 Amendment to Employment Agreement. Among other things, the Second Amendment changes Mr. Gibbons' title from "President and Chief Executive Officer" to "Executive Chairman" of Perrigo effective October 9, 2006, and amends the term of the Employment Agreement to be the period beginning on April 1, 2005 and ending on March 31, 2007 (the "Agreement Term").

Under the amended agreement, Mr. Gibbons' base salary is reviewed at least annually by the Board to determine if an increase is appropriate. Mr. Gibbons' annual base salary was $750,000 in fiscal year 2006.

Mr. Gibbons is eligible to participate in the Management Incentive Bonus Plan, under which he has a target bonus opportunity of at least 100% of his annual salary. Mr. Gibbons received a bonus payment of $487,500 for fiscal 2006. Pursuant to the amended agreement, Mr. Gibbons also received certain stock-based incentive awards under our 2003 Long-Term Incentive Plan. In fiscal year 2006, Mr. Gibbons was granted 67,160 shares of restricted stock that will be forfeited if his employment with Perrigo terminates before December 31, 2006, and 208,333 options with a Black-Scholes value on the date of grant of $1,645,000. In addition, in fiscal year 2007, Mr. Gibbons was granted stock options with a Black-Scholes value on the date of grant of $780,000 and service-based restricted shares and performance-based restricted shares with a value on the date of grant of $780,000. Under the amended agreement, if Mr. Gibbons remains employed with Perrigo through the Agreement Term, all of his unvested previously granted stock options and service-based restricted stock will become fully vested at the end of the Agreement Term.

Mr. Gibbons also was granted an option to purchase 750,000 shares of Perrigo common stock under our Employee Stock Option Plan at the time of his employment. Under the terms of the employment agreement, Mr. Gibbons received additional options to purchase 125,000 shares of Perrigo common stock for each of fiscal years 2002 and 2003. The options for fiscal year 2002 were actually issued to Mr. Gibbons in May 2001 prior to the end of fiscal year 2001. Mr. Gibbons also received 95,715 shares of restricted Perrigo common stock and a cash transition bonus of $160,000. On June 30, 2003, the restrictions lapsed on all 95,715 shares of Mr. Gibbons' restricted stock.

If Mr. Gibbons dies or becomes disabled during his employment, he will receive compensation and benefits earned to date, including payment for unused vacation days and a pro rata management incentive bonus for the portion of the year he was employed, and his options and restricted stock will vest in accordance with their terms. If Mr. Gibbons resigns for "good reason" or if we terminate his employment "without cause", each as defined in the employment agreement, Mr. Gibbons, in addition to receiving earned compensation and benefits and vesting of options and restricted stock, will receive a cash payment equal to 12 months' salary. If we terminate Mr. Gibbons' employment for cause, as defined in the employment agreement, he will receive compensation and benefits earned to date, but he will forfeit any options (whether vested or unvested), restricted stock, and unvested benefits. The employment agreement also provides for the payment of earned compensation and benefits as well as the automatic vesting of options and lapse of restrictions on restricted stock following a change in control of Perrigo.

Mr. Gibbons has also entered into a noncompetition and nondisclosure agreement with Perrigo. The agreement provides that Mr. Gibbons will not compete with us during the term of his employment and for one year thereafter. In addition, Mr. Gibbons has agreed that he will not, at any time during or after his employment with Perrigo, disclose any confidential information that he obtained during his employment.


                    EMPLOYMENT AGREEMENT WITH VICE CHAIRMAN

On November 14, 2004, we entered into an Employment Agreement with our Vice Chairman, Moshe Arkin. This agreement became effective upon the completion of our merger with Agis Industries (1983) Ltd. on March 17, 2005 and replaced Mr. Arkin's prior employment agreement with Agis. The term of this agreement runs through March 17, 2008, subject to automatic two-year renewals unless either party provides written notice of non-renewal to the other party at least 120 days before the last day of any term. Under the agreement, Mr. Arkin receives a base salary at an annual rate of $400,000, which is reviewed at least annually by the Board to determine if an increase is appropriate.

Mr. Arkin is eligible to participate in the Management Incentive Bonus Plan, under which he has a target bonus opportunity of not less than $275,000. Mr. Arkin received a bonus payment of $275,000 for fiscal 2006. Mr. Arkin was granted an option to purchase 50,000

Perrigo shares in fiscal year 2006 pursuant to Perrigo's 2003 Long-Term Incentive Plan. Mr. Arkin also receives various payments required under Israeli law, such as manager's insurance, disability insurance, and recreation funds, as well as various perquisites customary in Israel, such as educational funds, car allowance and other similar perquisites. In the event Mr. Arkin's employment agreement terminates due to non-renewal, then he will be entitled to vest (whether or not his employment terminates) as of the date of the notice of non-renewal in that number of unvested stock options and restricted stock awards which would have vested during the 24-month period following the end of the agreement term.

If Mr. Arkin's employment is terminated for any reason, he will receive compensation and benefits earned to date, including payment for unused vacation days. If Mr. Arkin resigns for "good reason" or if we terminate his employment "without cause", each as defined in the employment agreement, then, in addition to receiving earned compensation and benefits, he will receive his prorated bonus for the year in which the termination occurs; his salary, entitled bonus and benefits for the greater of 12 months or the balance of the employment agreement; immediate vesting of his restricted stock; and immediate vesting of his stock options that would have otherwise vested within the following 24 months.

Under his employment agreement, Mr. Arkin is also entitled to all accrued payments due to him under his previous employment agreement with Agis.

In conjunction with his employment agreement, Mr. Arkin executed a noncompetition and nondisclosure agreement that provides that he will not compete with us for the longer of the term of his agreement and a period of one year following his termination.

              EMPLOYMENT AGREEMENT WITH EXECUTIVE VICE PRESIDENT &
                        GENERAL MANAGER--PERRIGO ISRAEL

On November 14, 2004, we entered into an Employment Agreement with our Executive Vice President & General Manager-Perrigo Israel, Refael Lebel. This agreement became effective upon the completion of our merger with Agis Industries (1983) Ltd. on March 17, 2005 and replaced Mr. Lebel's prior employment agreement with Agis. The term of this agreement runs through March 17, 2008, subject to automatic two-year renewals unless either party provides written notice of non-renewal to the other party at least 120 days before the last day of any term. Under the agreement, Mr. Lebel receives a base salary at an annual rate of $325,000, which is reviewed at least annually by the Board to determine if an increase is appropriate.

Mr. Lebel is eligible to participate in the Management Incentive Bonus Plan, under which he has a target bonus opportunity of not less than $200,000. Mr. Lebel received a bonus payment of $240,600 for fiscal 2006. He was also granted an initial option to purchase 50,000 Perrigo shares in fiscal year 2006 pursuant to Perrigo's 2003 Long-Term Incentive Plan. Mr. Lebel also receives various payments required under Israeli law, such as manager's insurance, disability insurance, and recreation funds, as well as various perquisites customary in Israel, such as education funds, car allowance and other similar perquisites. In the event Mr. Lebel's employment agreement terminates due to non-renewal, then he will be entitled to vest (whether or not his employment terminates) as of the date of the notice of non-renewal in that number of unvested stock options and restricted stock awards which would have vested during the 24-month period following the end of the agreement term.

If Mr. Lebel's employment is terminated for any reason, he will receive compensation and benefits earned to date, including payment for unused vacation days. If Mr. Lebel resigns for "good reason" or if we terminate his employment "without cause", each as defined in the employment agreement, then, in addition to receiving earned compensation and benefits, he will receive his prorated bonus for the year in which the termination occurs; his salary, entitled bonus and benefits for the greater of 12 months or the balance of the employment agreement; immediate vesting of his restricted stock; and immediate vesting of his stock options that would have otherwise vested within the following 24 months.

Under his employment agreement, Mr. Lebel is also entitled to all accrued payments due to him under his previous employment agreement with Agis.

In conjunction with his employment agreement, Mr. Lebel executed a noncompetition and nondisclosure agreement that provides that he will not compete with us for the longer of the term of his agreement and a period of one year following his termination.

            EMPLOYMENT AGREEMENT WITH FORMER CHIEF FINANCIAL OFFICER

On July 21, 2005, we entered into an Employment Agreement with our then Chief Financial Officer, Douglas R. Schrank. The term of this agreement expired on June 30, 2006. Although the agreement permitted automatic one-year renewals, Mr. Schrank provided us with timely notice of non-renewal and retired from Perrigo effective June 30, 2006. Mr. Schrank's annual base salary was $400,000 in fiscal year 2006.

Pursuant to the agreement, Mr. Schrank was eligible to participate in the Management Incentive Bonus Plan, under which he had a target bonus opportunity of not less than $300,000 for fiscal year 2006. Mr. Schrank received a bonus payment of $195,000 for fiscal year 2006. Mr. Schrank was also granted 20,148 shares of restricted stock and an option to purchase 74,055 Perrigo shares in fiscal year 2006 pursuant to Perrigo's 2003 Long-Term Incentive Plan. Pursuant to the agreement, since Mr. Schrank remained employed by Perrigo through June 30, 2006, all of his unvested stock options and performance-based restricted stock will continue to vest as if he had remained employed by Perrigo beyond the term of his agreement, and all vested options may be exercised at any time prior to the end of their stated life.

Mr. Schrank has also entered into a noncompetition and nondisclosure agreement with Perrigo. The agreement provides that Mr. Schrank will not compete with us a period of one year following the date of his retirement. In addition, Mr. Schrank has agreed that he will not, at any time during or after his employment with Perrigo, disclose any confidential information that he obtained during his employment.

                      EQUITY COMPENSATION PLAN INFORMATION

The table below provides information about Perrigo's common stock that may be issued upon the exercise of options and rights under all of our equity compensation plans as of

July 1, 2006. Shareholder-approved plans include our 2003 Long-Term Incentive Plan, as well as our Employee Stock Option Plan and Non-Qualified Stock Option Plan for Directors, which were replaced by our 2003 Long-Term Incentive Plan.

--------------------------------------------------------------------------------------------------------------
                                                                                           (C)
                                                                                  NUMBER OF SECURITIES
                                      (A)                       (B)              REMAINING AVAILABLE FOR
                           NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                            ISSUED UPON EXERCISE OF      EXERCISE PRICE OF      EQUITY COMPENSATION PLANS
                              OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
      PLAN CATEGORY           WARRANTS AND RIGHTS       WARRANTS AND RIGHTS     REFLECTED IN COLUMN (A))
--------------------------------------------------------------------------------------------------------------
  EQUITY COMPENSATION
     PLANS APPROVED BY
     SHAREHOLDERS                  6,382,000                   $13.08                   6,149,000(1)
--------------------------------------------------------------------------------------------------------------
  EQUITY COMPENSATION
     PLANS NOT APPROVED
     BY SHAREHOLDERS                       0                       --                           0
--------------------------------------------------------------------------------------------------------------
  TOTAL                            6,382,000                   $13.08                   6,149,000
--------------------------------------------------------------------------------------------------------------

(1)All of these shares were available for issuance under our 2003 Long-Term Incentive Plan. Excludes 419,000 shares of unvested restricted stock. If these shares do not vest, they will no longer constitute shares outstanding and will be available for future issuance under the terms of the Plan.

                              COMPANY PERFORMANCE

This graph shows a five-year comparison of cumulative total return for Perrigo with the cumulative total returns for the NASDAQ Composite Index and the NASDAQ Pharmaceutical Index. Data points are, for Perrigo, the last day of each fiscal year and, for the indices, June 30 of each year. The last day of our fiscal year for fiscal years 2001 through 2006 is noted in each of the columns below. The graph assumes an investment of $100 at the beginning of the period and the reinvestment of any dividends.

                              [PERFORMANCE GRAPH]

------------------------------------------------------------------------------------------------------------
                                   6/30/2001   6/29/2002   6/28/2003   6/26/2004   6/25/2005   7/1/2006
------------------------------------------------------------------------------------------------------------
  Perrigo Company                    $100         $78         $95        $114         $87        $100
  Nasdaq Stock Market (U.S.)         $100         $70         $78        $ 99         $99        $106
  Nasdaq Pharmaceutical              $100         $57         $82        $ 88         $86        $101

                         REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for monitoring: (1) Perrigo's accounting and financial reporting principles and policies; (2) Perrigo's financial statements and the independent audit thereof; (3) the qualifications, independence and performance of Perrigo's independent auditors; and (4) Perrigo's internal control over financial reporting. In particular, these responsibilities include, among other things, the appointment and compensation of Perrigo's independent auditors, reviewing with the independent auditors the plan and scope of the audit of the financial statements and internal control over financial reporting and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with internal auditors and the independent auditors. All of the members of the Audit Committee are independent, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Board has adopted an Audit Committee Charter, which it reviews annually based upon input from the Committee.

In connection with the July 1,  2006 financial statements, the Audit  Committee:
(1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as amended, and (3) received and discussed with the independent auditors the written disclosures and letter from the independent auditors required by Independence Standards No. 1 and has discussed with the independent auditors their independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that Perrigo's audited financial statements be included in Perrigo's Annual Report on Form 10-K for the fiscal year ended July 1, 2006 filed with the SEC.

THE AUDIT COMMITTEE
Laurie Brlas, Chair
Larry D. Fredricks
Herman Morris, Jr.

                            INDEPENDENT ACCOUNTANTS

BDO Seidman, LLP has been Perrigo's independent registered public accounting firm since 1988. The Board has engaged BDO Seidman, LLP as our independent registered public accountants for fiscal year 2007. Representatives of BDO Seidman, LLP will be present at the Annual Meeting and will have the opportunity to make a statement and respond to questions.

During fiscal years 2006 and 2005, we retained BDO Seidman, LLP to perform auditing and other services for us and paid them the following amounts for these services:

Fiscal Year 2006                 Fiscal Year 2005
------------------               ------------------
Audit Fees          $1,405,000   Audit Fees          $1,497,000
Audit-Related Fees      33,000   Audit-Related Fees     160,000
Tax Fees                69,000   Tax Fees                52,000
                    ----------                       ----------
      Total         $1,507,000         Total         $1,709,000

Audit-related fees in 2006 and 2005 were for benefit plan audits and in 2005 were also for services related to the acquisition of Agis. Tax fees related primarily to tax compliance services.

The Audit Committee maintains a policy pursuant to which it reviews and pre-approves audit and permitted non-audit services (including the fees and terms thereof) to be provided by our independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to the completion of our audit. The Chair of the Audit Committee, or any other member or members designated by the Audit Committee, is authorized to pre-approve non-audit services, provided that any pre-approval shall be reported to the full Audit Committee at its next scheduled meeting. All auditing and other services performed by our independent auditors in fiscal 2006 were approved in accordance with the Audit Committee's policy.

                           ANNUAL REPORT ON FORM 10-K

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 1, 2006, INCLUDING SCHEDULES, WHICH IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION IS INCLUDED IN THE ANNUAL REPORT DELIVERED WITH THIS PROXY STATEMENT. IF YOU WOULD LIKE A COPY OF THE EXHIBITS TO THE FORM 10-K, PLEASE CONTACT TODD
W. KINGMA, SECRETARY, PERRIGO COMPANY, 515 EASTERN AVE., ALLEGAN, MI 49010.

                                                                      APPENDIX A

                                PERRIGO COMPANY

                            AUDIT COMMITTEE CHARTER

PURPOSE

The  primary purpose of the Audit Committee  is to assist the Board of Directors
of  Perrigo  Company  (the  "Company")  in  fulfilling  its  responsibility   of
monitoring:

         - the Company's accounting and financial reporting principles and policies;

         - the Company's financial statements and the independent audit thereof;

         - the qualifications, independence and performance of the Company's independent auditor;

         - the qualifications and performance of the Company's internal audit function, including where that service is outsourced; and

         - the Company's internal control over financial reporting.

COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall be comprised of at least three directors, each of whom shall meet the independence and experience requirements of the National
Association of Securities Dealers, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission ("SEC").

Accordingly, all of the members of the Audit Committee shall be directors who are able to read and understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in financial sophistication. The Board shall determine whether at least one member of the Audit Committee qualifies as an "audit committee financial expert" as defined by the SEC.

Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

MEETINGS OF THE AUDIT COMMITTEE

The Audit Committee shall:

     1. meet  with   management  four   times  annually   (more  frequently   if
        circumstances   dictate)  to   discuss  the   annual  audited  financial
        statements and quarterly financial results;

     2. meet separately with management, the internal auditors and the independent auditor to discuss any matters that the Audit Committee or any of these persons believe should be discussed privately (at least annually);

     3. be permitted to request any officer or employee of the Company, the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee; and

     4. be permitted to conduct its meetings by means of a conference call or similar communications equipment in which all persons participating in the meeting can hear each other.

AUDIT COMMITTEE AUTHORITY AND RESPONSIBILITIES

Generally

     1. The Audit Committee shall have the sole authority to appoint or replace the Company's independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work, including the resolution of any disagreements between management and the independent auditor regarding financial reporting. The independent auditor is ultimately accountable to, and shall report directly to, the Audit Committee. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report.

     2. The Audit Committee shall maintain a policy pursuant to which it reviews and pre-approves audit and permitted non-audit services (including the fees and terms thereof) to be provided to the Company by the independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit. The Chair of the Audit Committee, or any other member or members designated by the Audit Committee, shall be authorized to pre-approve audit and permitted non-audit services, provided that any pre-approval shall be reported to the full Audit Committee at its next scheduled meeting.

     3. The Audit Committee shall review and approve the report of the Audit Committee required by the SEC to be included in the Company's annual proxy statement.

     4. The Audit Committee shall have sole authority over the Company's internal audit function, including, but not limited to, the appointment or replacement of outsourced services, approval of services to be rendered and approval of fees for services. Any outsourced firm is ultimately accountable to, and shall report directly to, the Audit Committee.

     5. The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

     6. The Audit Committee shall report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the matters addressed in this Charter and other matters as the Audit Committee may deem necessary or appropriate.

     7. The Audit Committee shall perform such other functions as assigned by law, the Company's Articles of Incorporation or Bylaws, or the Board.

Financial Statement and Disclosure Matters

The Audit Committee, to the extent it deems necessary or appropriate, shall:

     1. review the annual audited financial statements with the independent auditor and with Company management;

     2. advise management and the independent auditor that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

     3. discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit;

     4. consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent auditor;

     5. review any disclosures made to the Audit Committee by the Company's CEO and CFO during the certification process for Forms 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any corrective actions taken, and any fraud involving management or other employees who have a significant role in the Company's internal controls;

     6. recommend   to  the  Board  of  Directors  that  the  audited  financial statements be included in the Company's Annual Report on Form 10-K;

     7. review the form of opinion the independent auditor proposes to render to the Board of Directors and shareholders;

     8. inquire of management and the independent auditor regarding significant risks or exposures and assess the steps management has taken to minimize such risks to the Company;

     9. review significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditor or management;

    10. obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A(b) of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act; and

    11. review with the Company's General Counsel any significant legal or regulatory matters and compliance policies that may have a material effect on the financial statements, including material notices to or inquiries received from governmental agencies.

The Company's Relationship with its Independent Auditor

The Audit Committee, to the extent it deems necessary or appropriate, shall:

     1. require that the independent auditor annually prepare and deliver a Statement (consistent with Independence Standards Board Standard No. 1) as to their independence and take appropriate action if the independence of the outside auditor is in question;

     2. at least annually, evaluate and report to the Board regarding the Audit Committee's assessment of the independent auditor's qualifications, performance (including the lead partner) and independence, taking into account the opinions of management and the internal auditors and considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence;

     3. monitor the regular rotation of the  audit partners as required by  law;
        and

     4. set clear policies compliant with applicable laws or regulations for hiring employees or former employees of the independent auditor.

Internal Audit Function

The Audit Committee, to the extent it deems necessary or appropriate, shall:

     1. review the budget and internal audit plan of the Company's internal audit function; and

     2. review the progress and results of the internal audit projects.

Internal Control Over Financial Reporting

Annually, the Audit Committee shall review the report prepared by management and attested to by the independent auditors, assessing the effectiveness of the Company's internal control over financial reporting and stating managements' responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Company's annual report.

PROCEDURES FOR COMPLAINTS

The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain independent counsel and other advisors. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee.

LIMITATION OF THE ROLE OF THE AUDIT COMMITTEE

The Audit Committee has the authority and responsibilities described in this Charter. Management is responsible for the preparation, presentation and integrity of the Company's financial statements; maintenance of appropriate accounting and financial reporting principles and policies; and maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out proper audits and reviews. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within the Company and outside the Company that it receives information from and (ii) the accuracy of information provided to the Audit Committee by such persons or organizations (absent actual knowledge to the contrary).

This Charter was adopted August 7, 2003; amended through August 11, 2006.

                                 (PERRIGO LOGO)

[PERRIGO LOGO]
c/o National City Bank                  ----------------------------------------
Corporate Trust Operations                          VOTE BY TELEPHONE
Locator 5352                            ----------------------------------------
P.O. Box 92301
Cleveland, OH 44193-0900                Have your proxy card available when you
                                        call the TOLL-FREE NUMBER 1-888-693-8683 using a Touch-Tone phone and follow the simple instructions to record your vote.

                                        ----------------------------------------
                                                   VOTE BY INTERNET
                                        ----------------------------------------

                                        Have your proxy card available when you
                                        access the website
                                        HTTP://WWW.CESVOTE.COM and follow the
                                        simple instructions to record your vote.

                                        ----------------------------------------
                                                      VOTE BY MAIL
                                        ----------------------------------------

                                        Please mark, sign and date your proxy
                                        card and return it in the POSTAGE-PAID
                                        ENVELOPE provided or return it to:
                                        National City Bank, P.O. Box 535300,
                                        Pittsburgh PA 15253-9837.


========================   =========================   ========================
    VOTE BY TELEPHONE          VOTE BY INTERNET              VOTE BY MAIL
 Call TOLL-FREE using a     Access the WEBSITE and        Return your proxy
   Touch-Tone phone:            cast your vote:           in the POSTAGE-PAID
     1-888-693-8683         HTTP://WWW.CESVOTE.COM        envelope provided
========================   =========================   ========================

                       VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
 YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 6:00 A.M. EASTERN STANDARD
    TIME ON FRIDAY, NOVEMBER 10, 2006 TO BE COUNTED IN THE FINAL TABULATION.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                         ------------------------------
                         |                            |
                         | -->                        |
                         |                            |
                         ------------------------------

                      PROXY MUST BE SIGNED AND DATED BELOW.
       \/  PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.  \/


--------------------------------------------------------------------------------
PERRIGO COMPANY                                                            PROXY
________________________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON NOVEMBER 10, 2006.

The undersigned appoints Judy L. Brown and Todd W. Kingma, or either of them, with full power of substitution as attorneys and proxies to vote as designated, with all powers which the undersigned would possess if personally present, all the shares of Common Stock of Perrigo Company held of record by the undersigned on September 15, 2006, at the Annual Meeting of Shareholders to be held on November 10, 2006 or any adjournment thereof.

This proxy also provides voting instructions to the trustee under the Perrigo Company Profit Sharing Plan and directs the trustee to vote all the shares of Common Stock of Perrigo Company allocated to the undersigned's account as indicated on the reverse side.


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Signature


                                    Date: _____________________________, 2006
                                    Please sign exactly as name appears hereon.
                                    When signing as attorney, executor,
                                    administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For your comments: _____________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



--------------------------------------------------------------------------------
    /\ PLEASE FOLD AND DETACH COMMENT CARD AT PERFORATION BEFORE MAILING. /\


                            YOUR VOTE IS IMPORTANT!

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.



               PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/


--------------------------------------------------------------------------------
PERRIGO COMPANY                                                           PROXY
________________________________________________________________________________

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.


1. Election of Directors whose three-year term of office will expire in 2009.

   Nominees: (1) Gary M. Cohen     (2) David T. Gibbons      (3) Ran Gottfried

   [ ] FOR all nominees listed above         [ ] WITHHOLD AUTHORITY
       (except as listed to the contrary         to vote for all nominees listed
       below)                                    above


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME OR NUMBER BELOW:

________________________________________________________________________________


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

(PERRIGO(R) LOGO)                       ----------------------------------------
P. O. Box 20021                                       VOTE BY MAIL
Tel Aviv, Israel 61200                  ----------------------------------------
                                        If you own shares that are traded
                                        through the Tel Aviv Stock Exchange
                                        ("TASE"): Please mark, sign and date
                                        your proxy card, add to it an Ownership
                                        Certificate from the Tel Aviv Stock
                                        Exchange Clearing House Ltd. member
                                        through which your shares are registered and return it to Perrigo Company P.O.
                                        Box 20021, Tel Aviv, Israel 61200.

                                  VOTE BY MAIL
                              Return your proxy to
                                 Perrigo Company
                                 P.O. Box 20021
                             Tel Aviv, Israel 61200

                      PROXY MUST BE SIGNED AND DATED BELOW.
           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

PERRIGO COMPANY                                                            PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON NOVEMBER 10, 2006.

The undersigned appoints Judy L. Brown and Todd W. Kingma, or either of them, with full power of substitution as attorneys and proxies to vote as designated, with all powers which the undersigned would possess if personally present, all the shares of Common Stock of Perrigo Company held of record by the undersigned on September 15, 2006, at the Annual Meeting of Shareholders to be held on November 10, 2006 or any adjournment thereof.

This proxy also provides voting instructions to the trustee under the Perrigo Company Profit Sharing Plan and directs the trustee to vote all the shares of Common Stock of Perrigo Company allocated to the undersigned's account as indicated on the reverse side.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature

                                        Date: ____________________________, 2006

                                        Please sign exactly as name appears in
                                        the ownership certificate provided by
                                        the TASE clearing house member. When
                                        signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign full corporate
                                        name by President or other authorized
                                        officer. If a partnership, please sign
                                        in partnership name by authorized
                                        person.

     For your comments: ________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

       PLEASE FOLD AND DETACH COMMENT CARD AT PERFORATION BEFORE MAILING.

                             YOUR VOTE IS IMPORTANT!

     Please sign and date this proxy card and return it promptly together with an Ownership Certificate from your bank, broker or other TASE Clearing House member, through which your shares are registered, to Perrigo Company, P.O. Box 20021, Tel Aviv, Israel 61200 so your shares may be represented at the Meeting.

              PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

PERRIGO COMPANY                                                            PROXY

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1.   Election of Directors whose three-year term of office will expire in 2009.

     Nominees: (1) Gary M. Cohen   (2) David T. Gibbons   (3) Ran Gottfried

     [ ]  FOR all nominees listed above   [ ]  WITHHOLD AUTHORITY
          (except as listed to the             to vote for all nominees listed
          contrary below)                      above

     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME OR NUMBER BELOW:

     ___________________________________________________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.